Non-current assets held for sale	6 Months Ended
Jun. 30, 2019
Non-current assets held for sale and discontinued operations [Abstract]
Non-current assets held for sale
Non-current assets held for sale

On 3 June 2019 BP announced that it had agreed to sell its interests in Gulf of Suez oil concessions in Egypt to Dragon Oil. Under the terms of the agreement, Dragon Oil will purchase producing and exploration concessions and BP's interest in the Gulf of Suez Petroleum Company (GUPCO). The deal, which is subject to the Egyptian Ministry of Petroleum and Mineral Resources' approval, is expected to complete during the second half of 2019. Assets and associated liabilities relating to these concessions, which are reported in the Upstream segment, have been classified as held for sale in the group balance sheet.
On 22 July, BP and Bunge announced that they will each contribute their existing Brazilian biofuel, biopower and sugar businesses into a new 50:50 joint venture. Assets and associated liabilities relating to the BP businesses will be classified as held for sale in the group’s balance sheet from 22 July. Subject to satisfaction of conditions precedent, including obtaining the necessary regulatory clearances and approval, the deal is expected to complete in the fourth quarter of 2019.